UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2006

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

This amended Current Report on Form 8-K/A amends GenTek Inc.’s (the "Company") Current Report on Form 8-K as initially filed with the Securities and Exchange Commission on March 15, 2006 (the "Form 8-K"), and is being filed only to attach as an exhibit a copy of the Company’s Amended and Restated Bylaws approved by the Board of Directors on March 9, 2006, which was reported in the Form 8-K.

Except as described above, this Form 8-K/A does not amend, update or change any other items or disclosures in our Current Report on Form 8-K as initially filed with the Securities and Exchange Commission on March 15,2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

3.2 Amended and Restated Bylaws effective as of March 9, 2006

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

April 7, 2006	By:	James Imbriaco

Name: James Imbriaco
Title: Vice President, general Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws effective as of March 9, 2006